                                                                    Exhibit 20.1

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended May 31, 2004
                     for Distribution Date of June 21, 2004
                                    Class A-1

Original Principal Balance                                                        222,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS          BALANCE

   Principal Amount of Notes as of Prior Distribution Date                        107,833,314.63       485.735651

   Principal Amount of Notes as of Current Distribution Date                       53,304,529.52       240.110493

            Pool Factor                                                                 0.240110

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                    54,528,785.11                        245.625158
   Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                               ----------------
   Total Principal Distributable Amount                           54,528,785.11                        245.625158

   Principal Distribution Amount                                  54,528,785.11                        245.625158
                                                               ----------------

   Current Principal Carryover                                                              0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                        103,519.98                          0.466306
   Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                               ----------------
   Total Interest Distributable Amount                               103,519.98                          0.466306

   Interest Distribution Amount                                      103,519.98                          0.466306
                                                               ----------------

   Current Interest Carryover                                                               0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                             ORIG PRIN BAL

   Aggregate Principal Balance                                 1,350,774,345.32

   Overcollateralization Amount                                   41,969,815.80

   Servicing Fee                                                   1,455,245.00                          0.970163

   Spread Account                                                 13,507,743.45
   Net Change in Spread Account                                     (462,605.57)

   Net Collections                                                57,829,007.11

   Aggregate Principal Balance of Delinquent Contracts             2,458,421.41

   Aggregate Excess Spread Amount                                            --
   Total Initial Spread Deposit Repayment                                    --
                                                               ----------------
   Certificate Distributable Amount                                          --
                                                               ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended May 31, 2004
                     for Distribution Date of June 21, 2004
                                    Class A-2

 Original Principal Balance                                                       555,000,000.00



                                                                                                      PER $1000
                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS          BALANCE

   Principal Amount of Notes as of Prior Distribution Date                        555,000,000.00      1000.000000

   Principal Amount of Notes as of Current Distribution Date                      555,000,000.00      1000.000000

            Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                             0.00                          0.000000
   Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                               ----------------
   Total Principal Distributable Amount                                    0.00                          0.000000

   Principal Distribution Amount                                           0.00                          0.000000
                                                               ----------------

   Current Principal Carryover                                                              0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                        698,375.00                          1.258333
   Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                               ----------------
   Total Interest Distributable Amount                               698,375.00                          1.258333

   Interest Distribution Amount                                      698,375.00                          1.258333
                                                               ----------------

   Current Interest Carryover                                                               0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                             ORIG PRIN BAL

   Aggregate Principal Balance                                 1,350,774,345.32

   Overcollateralization Amount                                   41,969,815.80

   Servicing Fee                                                   1,455,245.00                          0.970163

   Spread Account                                                 13,507,743.45
   Net Change in Spread Account                                     (462,605.57)

   Net Collections                                                57,829,007.11

   Aggregate Principal Balance of Delinquent Contracts             2,458,421.41

   Aggregate Excess Spread Amount                                            --
   Total Initial Spread Deposit Repayment                                    --
                                                               ----------------
   Certificate Distributable Amount                                          --
                                                               ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended May 31, 2004
                     for Distribution Date of June 21, 2004
                                    Class A-3

Original Principal Balance                                                        200,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS           BALANCE

   Principal Amount of Notes as of Prior Distribution Date                        200,000,000.00      1000.000000

   Principal Amount of Notes as of Current Distribution Date                      200,000,000.00      1000.000000

            Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                             0.00                          0.000000
   Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                               ----------------
   Total Principal Distributable Amount                                    0.00                          0.000000

   Principal Distribution Amount                                           0.00                          0.000000
                                                               ----------------

   Current Principal Carryover                                                              0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                        365,000.00                          1.825000
   Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                               ----------------
   Total Interest Distributable Amount                               365,000.00                          1.825000

   Interest Distribution Amount                                      365,000.00                          1.825000
                                                               ----------------

   Current Interest Carryover                                                               0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                             ORIG PRIN BAL

   Aggregate Principal Balance                                 1,350,774,345.32

   Overcollateralization Amount                                   41,969,815.80

   Servicing Fee                                                   1,455,245.00                          0.970163

   Spread Account                                                 13,507,743.45
   Net Change in Spread Account                                     (462,605.57)

   Net Collections                                                57,829,007.11

   Aggregate Principal Balance of Delinquent Contracts             2,458,421.41

   Aggregate Excess Spread Amount                                            --
   Total Initial Spread Deposit Repayment                                    --
                                                               ----------------
   Certificate Distributable Amount                                          --
                                                               ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended May 31, 2004
                     for Distribution Date of June 21, 2004
                                    Class A-4

Original Principal Balance                                                        331,750,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS           BALANCE

   Principal Amount of Notes as of Prior Distribution Date                        331,750,000.00      1000.000000

   Principal Amount of Notes as of Current Distribution Date                      331,750,000.00      1000.000000

            Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                             0.00                          0.000000
   Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                               ----------------
   Total Principal Distributable Amount                                    0.00                          0.000000

   Principal Distribution Amount                                           0.00                          0.000000
                                                               ----------------

   Current Principal Carryover                                                              0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                        776,847.92                          2.341667
   Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                               ----------------
   Total Interest Distributable Amount                               776,847.92                          2.341667

   Interest Distribution Amount                                      776,847.92                          2.341667
                                                               ----------------

   Current Interest Carryover                                                               0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                             ORIG PRIN BAL

   Aggregate Principal Balance                                 1,350,774,345.32

   Overcollateralization Amount                                   41,969,815.80

   Servicing Fee                                                   1,455,245.00                          0.970163

   Spread Account                                                 13,507,743.45
   Net Change in Spread Account                                     (462,605.57)

   Net Collections                                                57,829,007.11

   Aggregate Principal Balance of Delinquent Contracts             2,458,421.41

   Aggregate Excess Spread Amount                                            --
   Total Initial Spread Deposit Repayment                                    --
                                                               ----------------
   Certificate Distributable Amount                                          --
                                                               ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended May 31, 2004
                     for Distribution Date of June 21, 2004
                                    Class B-1

Original Principal Balance                                                         56,250,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS           BALANCE

   Principal Amount of Notes as of Prior Distribution Date                         56,250,000.00      1000.000000

   Principal Amount of Notes as of Current Distribution Date                       56,250,000.00      1000.000000

            Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                             0.00                          0.000000
   Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                               ----------------
   Total Principal Distributable Amount                                    0.00                          0.000000

   Principal Distribution Amount                                           0.00                          0.000000
                                                               ----------------

   Current Principal Carryover                                                              0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                        109,687.50                          1.950000
   Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                               ----------------
   Total Interest Distributable Amount                               109,687.50                          1.950000

   Interest Distribution Amount                                      109,687.50                          1.950000
                                                               ----------------

   Current Interest Carryover                                                               0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                             ORIG PRIN BAL

   Aggregate Principal Balance                                 1,350,774,345.32

   Overcollateralization Amount                                   41,969,815.80

   Servicing Fee                                                   1,455,245.00                          0.970163

   Spread Account                                                 13,507,743.45
   Net Change in Spread Account                                     (462,605.57)

   Net Collections                                                57,829,007.11

   Aggregate Principal Balance of Delinquent Contracts             2,458,421.41

   Aggregate Excess Spread Amount                                            --
   Total Initial Spread Deposit Repayment                                    --
                                                               ----------------
   Certificate Distributable Amount                                          --
                                                               ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended May 31, 2004
                     for Distribution Date of June 21, 2004
                                    Class C-1

Original Principal Balance                                                                    63,750,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS           BALANCE

   Principal Amount of Notes as of Prior Distribution Date                         63,750,000.00      1000.000000

   Principal Amount of Notes as of Current Distribution Date                       63,750,000.00      1000.000000

            Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                             0.00                          0.000000
   Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                               ----------------
   Total Principal Distributable Amount                                    0.00                          0.000000

   Principal Distribution Amount                                           0.00                          0.000000
                                                               ----------------

   Current Principal Carryover                                                              0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                        132,281.25                          2.075000
   Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                               ----------------
   Total Interest Distributable Amount                               132,281.25                          2.075000

   Interest Distribution Amount                                      132,281.25                          2.075000
                                                               ----------------

   Current Interest Carryover                                                               0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                             ORIG PRIN BAL

   Aggregate Principal Balance                                 1,350,774,345.32

   Overcollateralization Amount                                   41,969,815.80

   Servicing Fee                                                   1,455,245.00                          0.970163

   Spread Account                                                 13,507,743.45
   Net Change in Spread Account                                     (462,605.57)

   Net Collections                                                57,829,007.11

   Aggregate Principal Balance of Delinquent Contracts             2,458,421.41

   Aggregate Excess Spread Amount                                            --
   Total Initial Spread Deposit Repayment                                    --
                                                               ----------------
   Certificate Distributable Amount                                          --
                                                               ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended May 31, 2004
                     for Distribution Date of June 21, 2004
                                    Class D-1

Original Principal Balance                                                         48,750,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS           BALANCE

   Principal Amount of Notes as of Prior Distribution Date                         48,750,000.00      1000.000000

   Principal Amount of Notes as of Current Distribution Date                       48,750,000.00      1000.000000

            Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

   Note Monthly Principal Distributable Amount                             0.00                          0.000000
   Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                               ----------------
   Total Principal Distributable Amount                                    0.00                          0.000000

   Principal Distribution Amount                                           0.00                          0.000000
                                                               ----------------

   Current Principal Carryover                                                              0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                        128,781.25                          2.641667
   Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                               ----------------
   Total Interest Distributable Amount                               128,781.25                          2.641667

   Interest Distribution Amount                                      128,781.25                          2.641667
                                                               ----------------

   Current Interest Carryover                                                               0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                             ORIG PRIN BAL

   Aggregate Principal Balance                                 1,350,774,345.32

   Overcollateralization Amount                                   41,969,815.80

   Servicing Fee                                                   1,455,245.00                          0.970163

   Spread Account                                                 13,507,743.45
   Net Change in Spread Account                                     (462,605.57)

   Net Collections                                                57,829,007.11

   Aggregate Principal Balance of Delinquent Contracts             2,458,421.41

   Aggregate Excess Spread Amount                                            --
   Total Initial Spread Deposit Repayment                                    --
                                                               ----------------
   Certificate Distributable Amount                                          --
                                                               ================